UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2006

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



      North Carolina                    1-13408                 56-1362926
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
                 (Address of Principal Executive Offices) (Zip Code)

     Registrant's Telephone Number, Including Area Code      (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

     On May 26, 2006, Digital Recorders, Inc. announced that its shareholders approved the three proposals put forth for vote at its Annual Meeting of Shareholders, which was held May 24, 2006, in Research Triangle Park, N.C.

     In the same press release, the Company announced that, immediately following the business meeting, DRI Chairman, Chief Executive Officer, and President David L. Turney reviewed and discussed with shareholders the Company's fiscal year 2005 and first quarter 2006 results, as well as its fiscal year 2006 outlook.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01. Regulation FD Disclosure

     On May 26, 2006, Digital Recorders, Inc. announced that its shareholders approved the three proposals put forth for vote at its Annual Meeting of Shareholders, which was held May 24, 2006, in Research Triangle Park, N.C.

     In the same press release, the Company announced that, immediately following the business meeting, DRI Chairman, Chief Executive Officer, and President David L. Turney reviewed and discussed with shareholders the Company's fiscal year 2005 and first quarter 2006 results, as well as its fiscal year 2006 outlook.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(a)      Exhibits.
         99.1     Press release dated May 26, 2006.

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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: May 26, 2006                             By:    /s/ DAVID N. PILOTTE
                                                      --------------------------
                                                      David N. Pilotte
                                                      Chief Financial Officer


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INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
 99.1    Press release dated May 26, 2006.